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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2003



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    000-49765                 43-1955097
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(State or Other Jurisdiction         (Commission              (IRS Employer
        of Formation)                File Number)         Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On November 7, 2003, Inveresk Research Group, Inc. issued a press release announcing a proposed public offering of 10,000,000 shares of common stock (with an additional 1,500,000 shares issuable upon exercise of the underwriters' over-allotment option). The shares will be sold pursuant to the Company's previously filed shelf registration statement. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

               99.1 - Press Release of Inveresk Research Group, Inc., dated November 7, 2003, announcing an offering of common stock.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  November 7, 2003              INVERESK RESEARCH GROUP, INC.


                                           By:   /s/ D.J. Paul E. Cowan
                                                 -------------------------------
                                                 D.J. Paul E. Cowan
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

      Exhibit No.
      -----------


               99.1 Press Release of Inveresk Research Group, Inc., dated November 7, 2003, announcing an offering of common stock.